FIRST AMENDMENT TO

                            ASSET PURCHASE AGREEMENT

     This First  Amendment to Asset Purchase  Agreement  (this  "Amendment")  is entered into as of this 29th day of September, 2000, by and between Pennzoil-Quaker State Company, a Delaware corporation ("Seller"), Probex Corp., a Delaware corporation ("Probex"), and Probex Fluids Recovery, Inc., a Delaware corporation and wholly owned subsidiary of Probex ("PFR"). Capitalized terms used but not defined in this Amendment have the respective meanings ascribed to them in the Asset Purchase Agreement dated as of September 6, 2000 by and between Purchaser and Seller (the "Asset Purchase Agreement").

     WHEREAS, Probex and Seller are parties to the Asset Purchase Agreement; and

     WHEREAS, Probex and Seller wish to amend the Asset Purchase Agreement (i) to change the purchaser of the Assets from Probex to PFR, (ii) to reflect Purchaser's reincorporation from the State of Colorado to the State of Delaware and (iii) to replace Annex I; and

     WHEREAS, Section 11.5 of the Asset Purchase Agreement provides that the Parties may amend the Asset Purchase Agreement in an agreement signed by both Parties;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

     1. The first paragraph of the Asset Purchase Agreement is hereby amended to read in its entirety as follows:

     "This Asset Purchase Agreement, dated as of September 6, 2000, (this "Agreement"), is by and between Probex Corp., a Delaware corporation ("Probex"), Probex Fluids Recovery, Inc., a Delaware corporation and wholly owned subsidiary of Probex ("Purchaser"), and Pennzoil-Quaker State Company, a Delaware corporation ("Seller")."

     2. The following definitions in Section 1.1 are hereby amended to read in their entirety as follows:

     ""Ancillary Agreements" shall mean (a) the Services Agreements; (b) the Used Product Collection Agreement; (c) the Corporate Services Agreement; and (d) the Term Note.

     "Letter of Intent" shall mean that certain letter dated April 24, 2000, from Probex to Seller, discussing the potential purchase of the Business.

     "Parties" shall mean Probex, Purchaser and Seller, and "Party" shall many any of the Parties.

     "Purchaser" shall mean Probex Fluids Recovery, Inc., a Delaware corporation and wholly owned subsidiary of Probex."

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     3. Section 1.1 also is amended by adding the following definitions:

     ""Probex" shall mean Probex Corp., a Delaware corporation.

     "Term Note" means the secured note to be issued at the Closing by Probex to Seller in the principal amount of Five Million Five Hundred Fifty Thousand Dollars and No Cents ($5,550,000.00)."

     4. Sections 1.1 and 2.7 of the Asset Purchase Agreement are hereby amended by deleting all references to "Preferred Hauler Agreement" and inserting in lieu thereof "Used Product Collection Agreement." Any other references in the Asset Purchase Agreement to "Preferred Hauler Agreement" are hereby deleted and replaced with "Used Product Collection Agreement."

     5. Section 3.2 is hereby amended to read in its entirety as follows:

     "The purchase price payable by Probex or Purchaser to Seller is Five Million Five Hundred Fifty Thousand Dollars and No Cents ($5,550,000.00) (the "Purchase Consideration"). At the Closing, Probex shall pay the Purchase Consideration by delivering to Seller the Term Note."

     6. Article V is hereby amended to read in its entirety as follows:

                                   "ARTICLE V

             REPRESENTATIONS AND WARRANTIES OF PURCHASER AND PROBEX

     Purchaser and Probex, jointly and severally, represent and warrant to Seller that, except as set forth in the Purchaser's Disclosure Schedule, attached hereto as Annex IV, the following statements are true and correct as of the date hereof:

     5.1 Organization and Good Standing. Each of Probex and Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of its state of incorporation. Each of Probex and Purchaser is authorized to conduct its business and is in good standing under the laws of each jurisdiction where such qualification is required; and has the corporate power and authority necessary to own, lease and operate its properties and carry on its business.

     5.2 Authority and Validity of Agreements. Each of Probex and Purchaser has the corporate power and authority to execute, deliver, and perform its obligations under this Agreement and the Ancillary Agreements and to consummate the transactions contemplated hereby and thereby, and such execution, delivery, performance, and consummation have been duly authorized by all requisite corporate action on the part of Probex and Purchaser, as applicable. This Agreement has been validly executed and delivered by each of Probex and
Purchaser and constitutes their legal, valid, and binding obligation, enforceable against them in accordance with its terms, subject to the Bankruptcy

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

and Equity Exceptions. As of the Closing, the Ancillary Agreements will be validly executed and delivered by Probex and Purchaser, as applicable, and will constitute the legal, valid, and binding obligations of Probex and Purchaser, as applicable, enforceable against them in accordance with their respective terms, subject to the Bankruptcy and Equity Exceptions.

     5.3 No Violation. Neither the execution and delivery of, the consummation of the transactions contemplated by, nor the performance of the obligations under this Agreement or the Ancillary Agreements, in any case by Probex or Purchaser, will

          (a) violate the Certificate of Incorporation or the Bylaws of Probex or Purchaser, as applicable;

          (b) violate or constitute or result in a breach of or default under any material agreement or obligation by which Probex or Purchaser is bound or to which any of their material assets is subject, or give any other party to any such agreement or obligation the right to terminate or refuse to perform it; or

          (c) violate any law, rule, regulation, or licensing requirement applicable to, or any judgment, order, or decree of any Governmental Body addressed to and binding on Probex or Purchaser.

     5.4 Consents. Except for those already obtained or made, no consent, approval, or authorization of, or filing with, any Governmental Body or other Person is required to authorize, or in connection with, the execution, delivery, or performance of, or the consummation of the transactions contemplated by, this Agreement or the Ancillary Agreements by Probex or Purchaser, as applicable.

     5.5 Broker's or Finder's Fees. Seller will not, directly or indirectly, have any liability or expense as a result of undertakings or agreements of Probex or Purchaser, for brokerage fees, finder's fees, agent's commissions or similar forms of compensation in connection with this Agreement, the Ancillary Agreements, or any agreement or transaction contemplated hereby or thereby.

     5.6 Financial Ability. As of the Closing Date, Purchaser can make the required financial responsibility demonstrations for used oil handling required by Environmental Laws."

     7. Sections 6.11(a) and (b) are hereby amended by deleting all references to "Seller and Purchaser" and inserting in lieu thereof "The Parties."

     8. Section 6.11(c) is hereby amended by deleting the reference to "Purchaser and Seller" and inserting in lieu thereof "all Parties."

     9. Sections 8.1 and 8.2 are hereby amended by deleting all references to "Purchaser" and inserting in lieu thereof "Purchaser and Probex."

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

     10. Section 8.2 also is hereby amended by deleting the reference to "it" and inserting in lieu thereof "Purchaser or Probex."

     11. Section 9.1 is hereby amended by deleting the reference to "Purchaser" and inserting in lieu thereof "Purchaser and Probex."

     12. Section 9.2(b) is hereby amended by deleting the reference to "Purchaser shall indemnify" and inserting in lieu thereof "Purchaser and Probex, jointly and severally, shall indemnify" and by deleting all other references to "Purchaser" and inserting in lieu thereof "Purchaser or Probex."

     13. Section 9.3 is hereby amended by deleting the reference to "the obligations of Seller or Purchaser" and inserting in lieu thereof "The obligations of Seller, Purchaser or Probex."

     14. Section 11.2 is hereby amended by deleting the reference to "Probex Corp." and inserting in lieu thereof "Probex Fluids Recovery, Inc." and further amended by deleting "Bruce H. Hall,"

     15. Section 11.11 is hereby amended by deleting the reference to "neither Seller nor Purchaser" and inserting in lieu thereof "no Party."

     16. Annex I (Assets) to the Asset Purchase Agreement is hereby amended to read in its entirety as set forth on Annex I to this Amendment.

     17. Exhibit A (Services Agreements) to the Asset Purchase Agreement is hereby amended to eliminate the Services Agreement between Seller and Purchaser for SES Operations at West Memphis, Tennessee.

     18. Except as expressly provided in this Amendment, all provisions of the Asset Purchase Agreement shall remain in full force and effect. All references in the Asset Purchase Agreement to "this Agreement" shall be read as references to the Asset Purchase Agreement as amended by this Amendment.

     19. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

     20. This Amendment shall be governed by and construed in accordance with the laws of Texas, without regard to any conflict-of-law rules that would apply any other law.

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


                  IN WITNESS WHEREOF, the parties have caused this Amendment to be executed effective as of the date first written above.

                                                   PENNZOIL-QUAKER STATE COMPANY



                                                   By: /s/ Paul B. Siegel
                                                       -------------------------
                                                   Printed Name: Paul B. Siegel
                                                   Title:  Vice President

                                                   PROBEX CORP.



                                                   By:  /s/ D. Yale Sage
                                                       -------------------------
                                                   Printed Name:  D. Yale Sage
                                                   Title:  Vice President


                                                   PROBEX FLUIDS RECOVERY, INC.



                                                   By: /s/ D. Yale Sage
                                                       -------------------------
                                                   Printed Name: D. Yale Sage
                                                   Title:  Vice President


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